FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report:  July 1, 2008
(Date of Earliest Event Reported)

Pricester.com, Inc.
(Exact name of registrant as specified in its charter)

      Nevada                        333-118993                41-2137356
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)

   5555 Hollywood Blvd., Suite 303
     Hollywood, Florida                                33021
(Address of principal executive offices)             (Zip Code)

Registrant's Telephone number, including area code: (972) 272-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14-2(b))

___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated July 1, 2008
Exhibit 99.2 - Press Release dated July 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pricester.com, Inc.


By:      /s/Edward C. Dillon
         ------------------------
         Edward C. Dillon
         Chief Executive Officer


Dated:  July 9, 2008